As filed with the Securities and Exchange Commission on March 28, 1997

                                             Registration No. 333-_____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   95-4083087
                    (I.R.S. Employer Identification Number)


                           155 North Lake Avenue 91101
                                  Pasadena, CA
               (Address of Principal Executive Offices) (Zip Code)

                       Countrywide Credit Industries, Inc.
                             1993 Stock Option Plan
                  As Amended and Restated as of March 27, 1996
                            (Full title of the Plan)

                                Sandor E. Samuels
                                 General Counsel
                              155 North Lake Avenue
                               Pasadena, CA 91101
                     (Name and address of agent for service)

                                 (818) 304-8505
          (Telephone Number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE
================================================================================

Title of securities to be    Amount to be registered  Proposed maximum offering
    registered                                              price per unit

--------------------------------------------------------------------------------
   Common Stock,                6,000,000 shares             $27.3125
$.05 par value per share

--------------------------------------------------------------------------------
Proposed maximum aggregate Amount of Registration Fee
         offering price 1
         $   163,875,000                    $   49,660
           ----------------                   --------

================================================================================

================================================================================

                                     PART I
                                EXPLANATORY NOTE

         This Registration Statement relates to the amendment of the 1993 Stock Option Plan (as amended and restated as of March 27, 1996) to increase the number of shares available for issuance upon the exercise of stock options under the 1993 Stock Option Plan from 4,500,000 to 10,500,000 (an increase of 6,000,000 shares).

                                     PART II

         The contents of the registrant's Registration Statement on Form S-8 (File No. 33-69498 ), filed with the Securities and Exchange Commission on September 28, 1993 are incorporated by reference herein.

Item 1.    Exhibits

     1 Opinion of Sandor E. Samuels, General Counsel of the Company as to the legality of the Common Stock being registered.

  23.1 Consent of Grant Thornton,  LLP, Independent Auditors.

  23.2 Consent of Sandor E. Samuels (included in Opinion filed as Exhibit 5).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on the 28th day of March, 1997.

                                    COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                    By:     /s/David S. Loeb
                                            David S. Loeb
                                            Chairman and President

         Signatures                    Title                              Date

/s/ Davis S. Loeb                                                March 28, 1997
------------------         Chairman of the  Board
David S. Loeb              of Directors and President
                           (Principal Executive
                           Officer); Director

/s/ Angelo R. Mozilo       Executive Vice President              March 28, 1997
Angelo R. Mozilo           and Vice Chairman
                           of the Board of Directors


/s/ Carlos M. Garcia       Managing Director - Finance           March 28, 1997
Carlos M. Garcia           Chief Financial Officer and
                           Chief Accounting Officer
                           (Principal Financial and
                           Accounting Officer)

/s/ Robert J. Donato       Director                              March 28, 1997
---------------------------
Robert J. Donato

/s/ Ben M. Enis            Director                              March 28, 1997
---------------------------
Ben M. Enis

/s/ Edwin Heller           Director                              March 28, 1997
Edwin Heller

/s/ Harley W. Snyder       Director                              March 28, 1997
---------------------------
Harley W. Snyder

                                    EXHIBIT 1





March 27, 1997

Countrywide Credit Industries, Inc.
155 North Lake Avenue
Pasadena, California 91101

Ladies and Gentlemen:

I have acted as counsel to Countrywide Credit Industries, Inc. (the "Company") in connection with the preparation of the Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, relating to the offer of up to an additional 6,000,000 shares of common stock (the "Common Stock") of the Company, par value $.05, to be issued under the terms and conditions of options granted under the Company's 1993 Stock Option Plan (as Amended and Restated as of March 23, 1996) (the "1993 Plan")

In connection with rendering this opinion I have examined originals, or copies identified to my satisfaction as being true copies of originals of such documents as I have deemed appropriate. In such examination, I have assumed that all signatures on original documents were genuine and that all documents were duly executed and delivered, where due execution and delivery are requisite to the effectiveness thereof. I have also assumed that the Common Stock will be issued for proper and sufficient consideration, in accordance with the terms of the 1993 Plan, and that the certificates representing the Common Stock will be properly issued.

On the basis of the foregoing examination and assumptions, and in reliance thereon, and upon consideration of applicable law, I am of the opinion that the Common Stock covered by the Registration Statement, when issued and paid for in accordance with the 1993 Plan, will be validly issued, fully paid and non-assessable.

I hereby consent to the inclusion of this opinion as an exhibit in the Registration Statement. This opinion may not be used or relied upon by any other person or for any other purpose without my prior written consent.

Very truly yours,



Sandor E. Samuels
General Counsel

                                  EXHIBIT 23.1






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We have issued our report dated April 23, 1996, accompanying the consolidated financial statements and schedules of Countrywide Credit Industries, Inc. and Subsidiaries appearing in the Annual Report on From 10-K for the year ended February 29, 1996, which is incorporated by reference in this Registration Statement on Form S-8 (the "Registration Statement"). We consent to the incorporation by reference in this Registration Statement of the aforementioned report.


GRANT THORNTON LLP


Los Angeles, California
March  27, 1997




--------
1 In accordance with Rule 457 (h) under the Securities Act of 1933, the offering price has been calculated on the basis of the average of the high and low prices for the Common Stock as reported by the New York Stock Exchange on March 25, 1997